UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014

GOODMAN NETWORKS INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	333-186684	74-2949460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 International Parkway, Suite 1000 Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 406-9692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2014, Randal S. Dumas delivered notice of his resignation from his position as Chief Financial Officer of Goodman Networks Incorporated (the “Company”), effective as of the close of business on June 25, 2014, to pursue other career opportunities. Mr. Dumas’s departure is not the result of any material disagreement with the Company regarding its operations, policies or practices.

SIGNATURES

The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN NETWORKS INCORPORATED

Date: June 11, 2014	By:	/s/ Ron B. Hill
	Name:	Ron B. Hill
	Title:	Chief Executive Officer and President

	By:	/s/ Randal S. Dumas
	Name:	Randal S. Dumas
	Title:	Chief Financial Officer